SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, DC 20549



                       FORM 8-K

                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE
            SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 28, 2000

            OPHIDIAN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

     Delaware                          333-33219              39-1661164
 (State, or other jurisdiction    (Commission File Number)   (IRS Employer
  of incorporation)                                          Identification No.)


  5445 East Cheryl Parkway, Madison, Wisconsin  53711
       (Address of principal executive offices)


Registrant's telephone number, including area code:  (608) 271-0878


                         Not Applicable
 (Former name or Former Address, if changed since last report)


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Item 5.   Other Events.

     See attached press release dated March 28, 2000, filed herewith as Exhibit 99.1


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

          Exhibit Number     Description of Exhibit

          99.1               Press release dated March 28, 2000


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                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OPHIDIAN PHARMACEUTICALS, INC.
                                        (Registrant)


Date:     March 28, 2000           /s/ Donald L. Nevins
                                   --------------------------
                                   Donald L. Nevins
                                   Vice President-Finance

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                     EXHIBIT INDEX


Exhibit
Number         Description

99.1           Press release dated March 28, 2000